ING Investors Trust

Supplement dated November 21, 2008 to

ING Van Kampen Global Tactical Asset Allocation Portfolio

 Service Class Prospectus dated September 15, 2008

Effective November 17, 2008 the Board of Trustees of ING Investors Trust approved a change to the principal investment strategies of ING Van Kampen Global Tactical Asset Allocation Portfolio as follows:

1.                                      The first sentence of the first paragraph of the section entitled “Description of the Portfolio – ING Van Kampen Global Tactical Asset Allocation Portfolio – Principal Investment Strategies” on page 4 of the Service Class Prospectus is deleted and replaced with the following:

Under normal market conditions, the Portfolio pursues its investment objective by normally investing in a diversified mix of global equity and global fixed-income investments and money market instruments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE